Exhibit 10.4

KENNEDY-WILSON HOLDINGS, INC.,
as Parent

KENNEDY-WILSON, INC.,

as Issuer
THE SUBSIDIARY GUARANTOR PARTY HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

SUPPLEMENTAL INDENTURE NO. 13
Dated as of February 11, 2016

to

INDENTURE

Dated as of November 28, 2012

7.75% SENIOR NOTES DUE 2042

SUPPLEMENTAL INDENTURE NO. 13 (the “Supplemental Indenture”), dated as of February 11, 2016, among Kennedy-Wilson, Inc., as issuer (the “Issuer”), KW Hilltop Manager II, LLC, a Delaware limited liability company (the “New Guarantor”), the Guarantors (as defined in the Indenture referred to below), Kennedy-Wilson Holdings, Inc., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”), and Wilmington Trust, National Association, as trustee (the “Trustee”).
WITNESSETH THAT:
WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture, dated as of November 28, 2012 (as amended, supplemented or otherwise modified from time to time, and, together with the First Supplemental Indenture (as defined below), the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series;
WHEREAS, the Issuer, the Guarantors party thereto and the Trustee entered into that certain Supplemental Indenture No. 1, dated as of November 28, 2012 (the “First Supplemental Indenture”), relating to the Issuer’s 7.75% Senior Notes due 2042 (the “Notes”);
WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause certain of its domestic Restricted Subsidiaries to provide Guaranties after the Issue Date (as defined in the Indenture);
WHEREAS, the Issuer desires, and this Supplemental Indenture is being executed and delivered pursuant to Sections 4.09 and 9.01(iv) of the First Supplemental Indenture, to cause the New Guarantor to provide a Guaranty and become a Subsidiary Guarantor;
WHEREAS, the Company, the Parent Guarantor and the Guarantors have requested that the Trustee execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid instrument in accordance with its terms and to give effect to the terms and conditions set forth herein and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects; and
WHEREAS, pursuant to Sections 9.01 and 10.09 of the First Supplemental Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE:
Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Notes.
Section 1.    Capitalized terms used herein without definition shall have the respective definitions ascribed to them in the Indenture.
Section 2.    The New Guarantor, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article X of the First Supplemental Indenture.
Section 3.    Notwithstanding anything herein to the contrary, this Supplemental Indenture shall be subject, without limitation, to the last paragraph of Section 10.09 of the First Supplemental Indenture with the same force and effect as if such paragraph were reproduced herein.
Section 5.    THIS SUPPLEMENTAL INDENTURE AND THE GUARANTEE OF THE NEW GUARANTOR, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR SUCH GUARANTEE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW).
Section 6.    This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 7.    No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer, the Parent or any Subsidiary Guarantor, as such, will have any liability for any obligations of the Issuer, the Parent or any Subsidiary Guarantor under the Notes, any Guaranty, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note or any Guaranty waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes or any Guaranty.
Section 8.    This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and all subsequent supplements thereto, including this Supplemental Indenture, shall be read together.
Section 9.    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect or the recitals contained herein, all of which recitals are made solely by the Issuer, the Parent Guarantor, and the New Guarantor party hereto.
[Remainder of this Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

KENNEDY-WILSON, INC.

By:	Name: In Ku Lee

Title:	Vice President

KENNEDY-WILSON HOLDINGS, INC.

By:	Name: In Ku Lee

Title:	Vice President

KW HILLTOP MANAGER II, LLC

By:	Name: In Ku Lee

Title:	Vice President

EACH OF THE GUARANTORS NAMED IN EXHIBIT A HERETO

By:	Name: In Ku Lee
Title:    Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	Name:
Title:

Exhibit 10.4

Exhibit A
Guarantors
Kennedy-Wilson Properties, Ltd.
Kennedy-Wilson Property Services, Inc.
Kennedy-Wilson Property Services II, Inc.
Kennedy Wilson Property Services III, L.P.
Kennedy-Wilson Property Equity, Inc.
Kennedy-Wilson Property Equity II, Inc.
Kennedy-Wilson Property Special Equity, Inc.
Kennedy-Wilson Property Special Equity II, Inc.
Kennedy Wilson Property Special Equity III, LLC
K-W Properties
Kennedy Wilson Property Services III GP, LLC
KW BASGF II Manager, LLC
KWF Investors I, LLC
KWF Investors II, LLC
KWF Investors III, LLC
KWF Manager I, LLC
KWF Manager II, LLC
KWF Manager III, LLC
Kennedy Wilson Overseas Investments, Inc.
Fairways 340 Corp.
KW—Richmond, LLC
SG KW Venture I Manager LLC
KW Loan Partners I LLC
KW Loan Partners II LLC
KW Summer House Manager, LLC
KW Montclair, LLC
KW Blossom Hill Manager, LLC
KW Serenade Manager, LLC
K-W Santiago Inc.
KW Redmond Manager, LLC
Dillingham Ranch Aina LLC
68-540 Farrington, LLC
KW Dillingham Aina LLC
Kennedy Wilson Fund Management Group, LLC
Kennedy-Wilson International
Kennedy- Wilson Tech, Ltd.
KWP Financial I
Kennedy-Wilson Properties, LTD.
Kennedy Wilson Auction Group Inc.
KWF Manager IV, LLC
KWF Manager V, LLC

Exhibit 10.4

KW Ireland, LLC
Kennedy Wilson Property Equity IV, LLC
KW Builder Marketing Services, Inc.
KW Telstar Partners, LLC
KWF Investors IV, LLC
KWF Investors V, LLC
Meyers Research, LLC
KW Armacost, LLC
Santa Maria Land Partners Manager, LLC
KW Investment Adviser, LLC
Kennedy-Wilson Capital
KW Captowers Partners, LLC
KW Four Points, LLC
KW Loan Partners VII, LLC
KWF Manager VII, LLC
KW Residential Capital, LLC
KW Boise Plaza, LLC
KW Loan Partners VIII, LLC
Kennedy Wilson Property Services IV, L.P.
Kennedy Wilson Property Services IV GP, LLC
KW/CV Third-Pacific Manager, LLC
KW EU Loan Partners II, LLC
KWF Investors VIII, LLC
KWF Manager VIII, LLC
KW HP 11, LLC
KW 1200 Main, LLC
KW Harrington LLC
KW 5200 Lankershim Manager, LLC
KWF Manager X, LLC
KWF Manager XI, LLC
KWF Manager XII, LLC
KW Real Estate Venture XIII, LLC
KWF Manager XIII, LLC
KWF Manager XV, LLC,
KW EU Loan Partners III, LLC,
KW Richfield Plaza, LLC,
KW Currier Square Shopping Center, LLC,
KW Creekview Shopping Center, LLC,
KW Securities, LLC
KWF Manager X, LLC
KWF Manager XI, LLC
KWF Manager XII, LLC
Country Ridge IX, LLC,
KW EU Investors VIII, LLC,
KW Park Santa Fe, LLC

Exhibit 10.4

KW Cypress, LLC,
KW Tacoma Condos, LLC
KW Desert Ramrod Sponsor, LLC
KW 9350 Civic Center Drive, LLC
KW Taylor Yard 55, LLC
KW Red Cliff Shopping Center, LLC
KW Holiday Village Shopping Center, LLC